UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009(September 24, 2009)

Commission File Number: 001-15665

UC HUB GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	88-0389393
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

10 Appaloosa Lane, West Hills, Ca 91307
(Address of principal executive offices including Zip Code)

(800) 278-8870
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 11, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of the Company’s primary auditor, Lawrence Scharfman CPA PA (“Scharfman”).  Accordingly, the Company’s Board of Directors  has dismissed Mr. Scharfman. (Please see 8-k filed on September 15, 2009).

The Company has engaged the accounting firm of Larry O’Donnell, CPA, P.C. on September 24, 2009.

Item 9.01 Financial Statements and exhibits.

(d)  Exhibits

None

Exhibit number	Description

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2009	UC HUB GROUP, INC. /s/ Larry Wilcox ______________________________________ By: Larry Wilcox Its: Chief Executive Officer